EXHIBIT 10(ac)

                               AMENDMENTS TO THE
                         DEFERRED COMPENSATION PLAN FOR
                     SELECTED EMPLOYEES OF UNITED VIRGINIA
                     BANKSHARES INCORPORATED AND AFFILIATED
                                  CORPORATIONS


     FIRST: Effective January 1, 1988, the name of the plan is changed to the Deferred Compensation Plan for Selected Employees of Crestar Financial Corporation and Affiliated Corporations (the "Plan"), and all references in the Plan to "United Virginia Bankshares Incorporated" are changed to "Crestar Financial Corporation."

    SECOND: Effective January 1, 1988, Plan section 2 is amended by adding new Subsection (v); and its remaining Subsections are realphabetized accordingly. New Subsection (v) reads as follows:

           (v) Security means the same as it does under section 2(l) of the Securities Act of 1933, 15 U.S.C. 77B(l), except when it refers to an Employer Security. An Employer Security means a Security issued by an Employer or by an Employee Retirement Income Security Act of 1974 (ERISA) Affiliate. A contract to which ERISA section 408(b)(5) applies is not treated as a Security for purposes of this Plan.

     THIRD: Effective for the Award Year 1987, Plan section 3 is amended by adding new Subsection (h), to read as follow:

           (h) Notwithstanding any other provision of the Plan, a Participant's Deferred Income Benefit Award Election Form for any Award Year is not valid if that Participant is not an Employee on December 31 of the Year following that Award Year. If a Participant's Deferred Income Benefit Award Election Form is invalid because of this subsection (h), that Participant must be paid the amounts he would then have been entitled to receive if he had not submitted that Deferred Income Benefit Award Election Form.


     FOURTH: Effective January 1, 1988, Plan subsection 11(b) is amended by deleting from its first sentence the phrase: "if the CEO defines a change in control, which definition may be changed by the CEO periodically in the CEO's discretion, and if such a change in control occurs," and substituting the following phrase: "if there is a Change in Control,".

    FIFTH:    Effective January 1, 1988, Plan subsection 11(b) is further amended by deleting from its last sentence the phrase "change in control" and substituting the phrase "Control Change."

   SIXTH:     Effective January 1, 1988, Plan section 11 is amended by adding new Subsection (c), to read as follows:

         (c) Control Change. For purposes of this Plan, a Control Change occurs if

                 (1) any person (within the meaning of sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of the Corporation's Securities representing thirty percent or more of the combined voting power of the Corporation's then outstanding Securities; or

                 (2) during any period of two consecutive calendar years, individuals who at the beginning of such period constitute the Corporation's board of directors cease for any reason to constitute a majority of the Corporation's board of directors, unless the election (or the nomination for election by the Corporation's shareholders) of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; and

                 (3) in the case of an ownership change described in paragraph
             (l), a majority of the directors in office immediately before the ownership change and who are not employees of the Corporation or of any corporation within its controlled group (within the meaning of section 1563(a) of the the Internal Revenue Code of 1986, as amended) determine, within ten days of the ownership change, that a Control Change has occurred.

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                    DEFERRED COMPENSATION PLAN FOR SELECTED
                    EMPLOYEES OF UNITED VIRGINIA BANKSHARES
             INCORPORATED AND AFFILIATED CORPORATIONS (THE "PLAN")


                                  CERTIFICATE

           I, Richard G. Tilghman, hereby certify that I am the duly authorized Chief Executive Officer of Crestar Financial Corporation and that the amendments to the Plan reflected on the attached Exhibit I are hereby adopted, effective __________, 1987, by the authority given to me pursuant to Plan section 11, which remains in full force as of the date of this certificated.


                                        Signed: ________________________

Dated: __________________________